Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Deep Fission, Inc. (the “Company”) for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Elizabeth Muller, the Chief Executive Officer of Deep Fission, Inc. (the “Company”) hereby certify, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 15, 2026
/s/ Elizabeth Muller
Elizabeth Muller
Chief Executive Officer
(Principal Executive Officer)